UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

THE MIDDLEBY CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-9973	36-3352497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1400 Toastmaster Drive, Elgin, Illinois	60120
(Address of Principal Executive Offices)	(Zip Code)

(847) 741-3300

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	MIDD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 18, 2026, the Board of Directors (the “Board”) of The Middleby Corporation (the “Company”) approved the previously announced separation of Midera Food Processing, Inc. (“Midera”) from the Company into a new, publicly traded company (the “Spin-off”) and declared a pro rata distribution (the “Distribution”) of all of the issued and outstanding shares of Midera common stock to the holders of Company common stock as of 4:00 p.m. Central Time on June 26, 2026 (the “Record Date”). The Distribution will be effective as of 12:01 a.m. Eastern Time on July 6, 2026 (the “Distribution Date”). On the Distribution Date, holders of Company common stock will receive one share of Midera common stock for every one share of Company common stock they hold as of the close of business on the Record Date. Completion of the Distribution is conditioned upon the satisfaction or waiver of certain conditions, as set forth in the form of Separation and Distribution Agreement filed with the U.S. Securities and Exchange Commission (the “SEC”) as part of Midera’s Registration Statement on Form 10, which was declared effective by the SEC on June 17, 2026.

A copy of the press release issued by the Company regarding, among other things, the matters set forth in this Item 7.01 of this Current Report on Form 8-K, “ex-dividend” trading of shares of Company common stock and “when-issued” trading of shares of Midera common stock, is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information set forth in this Item 7.01, including Exhibit 99.1, is deemed to be “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated June 22, 2026, issued by The Middleby Corporation.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MIDDLEBY CORPORATION

Date: June 22, 2026	By:	/s/ Brittany C. Cerwin
Brittany C. Cerwin
Chief Financial Officer